UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): March 6, 2007

                         IPORUSSIA, INC
__________________________________________________________________
     (Exact name of registrant as specified in its charter)

                            Delaware
__________________________________________________________________
         (State or other jurisdiction of incorporation)

          000-51076                     38-3649127
__________________________________________________________________
  (Commission file number)    (IRS Employer Identification No.)

   12 Tompkins Avenue, Jericho, New York              11753
__________________________________________________________________
  (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (516) 937-6600
                                                    ______________

                         Not Applicable
__________________________________________________________________
  (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election
           of Directors; Appointment of Principal Officers.

      Following the untimely demise of the Company's former director and officer, Mr. Leonard W. Suroff, Mr. Mark R. Suroff was appointed by the Company's Board of Directors as the Company's Executive Vice President, Secretary and Treasurer to serve in accordance with the Company's By-laws filling the officer position vacancy arising from the death of Mr. Leonard W. Suroff, his father.

     Since 2001, Mr. Suroff has been the President of Sock Bandit
Productions, a privately-held management and licensing company specializing in the entertainment industry.

     Prior to forming Sock Bandit, Mr. Suroff was co-founder and Executive Vice President, of Eyecity, Inc., a publicly traded company engaged in the development and marketing of ergonomic eye care products and backend technology infrastructure for the eyewear industry.

      Upon his appointment by the Board of Directors of the Company, Mr. Mark R. Suroff immediately assumed his position with the Company as its Executive Vice President, Secretary and
Treasurer.

                            SIGNATURE

         Pursuant to the requirements of the Securities  Exchange
Act  of  1934, the Registrant has duly caused this report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                              IPORUSSIA, INC.


Date: March 6, 2007           /s/Vladimir F. Kuznetzov
                              -----------------------------------
                              Vladimir F. Kuznetzov,
                              President/CEO


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